SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Ultra–Short Duration Fund

Effective August 15, 2011, the following replaces similar disclosure in the fund’s summary prospectus.

The following information replaces the “SHAREHOLDER FEES” table under the “FEES AND EXPENSES OF THE FUND” section of the fund’s prospectus.

SHAREHOLDER FEES (paid directly from your investment)

	A	B	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	2.00	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds	None	4.00	1.00	None	None

The following information replaces similar information in the “EXAMPLE” section under the “FEES AND EXPENSES OF THE FUND” section of the fund’s prospectus:

Years	A	B	C	INST	S
1	$308	$592	$283	$78	$81
3	537	894	566	243	252
5	784	1,221	975	422	439
10	1,491	1,806	2,116	942	978

You would pay the following expenses if you did not redeem your shares:

Years	A	B	C	INST	S
1	$308	$192	$183	$78	$81
3	537	594	566	243	252
5	784	1,021	975	422	439
10	1,491	1,806	2,116	942	978

Please Retain This Supplement for Future Reference

July 25, 2011
PROSTKR–105